                                                                   Exhibit 10.63

                     REVOLVING SUBORDINATED LOAN AGREEMENT


                 AGREEMENT dated as of September 29, 1988 between The Charles Schwab Corporation (the "Lender") and Charles Schwab & Co., Inc. (the "Organization").

         1. GENERAL - Subject to the terms and conditions hereinafter set forth, the Lender agrees to make revolving subordinated loans to the Organization through September 29, 1992 (the "Scheduled Maturity Date").

                 The Lender agrees that from time to time from September 29, 1988 until September 29, 1991, (the "Commitment Termination Date") it will lend to the Organization sums which, in the aggregate principal amount outstanding at any one time, shall not exceed $100 million. Subject to the terms hereof, the Organization may from time to time, borrow, prepay, and reborrow at any time prior to the Commitment Termination Date. The Organization promises to pay to the Lender or assigns, on the Scheduled Maturity Date at the principal office of the Organization the aggregate unpaid principal amount of all promissory notes plus all accrued interest from the last interest payment date

                 The obligation of the Organization to repay the aggregate unpaid principal amount shall be evidenced by one or more promissory notes (the "Revolving Note") in the form attached hereto as Exhibit A.

                 The applicable interest rate under this agreement shall be prime rate plus one percent per annum (with prime rate equal to U.S. Prime
Rate on page 17 of Telerate Systems); provided, however, that in no event shall the rate of interest hereunder exceed the maximum rate permitted by law, and any amount received by Lender as interest hereunder which would exceed the maximum rate permitted by law shall be applied to reduce the unpaid principal balance hereunder or returned to the Organization. Interest payments hereunder shall be made on the last day of each calendar quarter.

         2. SUSPENDED REPAYMENT - The Organization's obligation to pay the principal amount hereof on the Scheduled Maturity Date shall be suspended and the obligation shall not mature for any period of time during which, after giving effect to such payment (together with (a) the payment of any other obligation of the Organization payable at or prior to the payment hereof and
(b) the return of any Secured Demand Note and the Collateral therefor held by the Organization and returnable at or prior to the payment hereof):

                 (i) in the event that the Organization is not operating pursuant to the alternative net capital requirement provided for in paragraph (f) of Rule 15c3-1 (the "Rule") under the Securities Exchange Act of 1934, as amended (the "Act"), the aggregate indebtedness of the Organization would exceed 1200 percentum of its net capital as those terms are defined in the Rule or any successor rule as in effect at the time payment is to be made (or such other percentum as may be applicable to the Organization at the time of such payment by the New York Stock Exchange, Inc. (the "Exchange") or the Securities and Exchange Commission (the "SEC")), or

                 (ii) in the event that the Organization is operating pursuant to such alternative net capital requirement, the net capital of the Organization would be less than 5 percentum (or other such percentum as may be made applicable to the Organization at the time of such payment by the Exchange or the SEC) of aggregate debit items computed in accordance with Exhibit A to Rule 15c3-3 under the Act or any successor rule as in effect at such time, or

                 (iii) in the event that the Organization is registered as a futures commission merchant under the Commodity Exchange Act (the "CEA"), the net capital of the Organization (as defined in the CEA or the regulations thereunder as in effect at the time of such payment) would be less than 6 percentum (or such other percentum that may be made applicable to the Organization at the time of such payment by the Commodity Futures Trading Commission (the "CFTC")) of the funds required to be segregated pursuant to the CEA and the regulations thereunder and the foreign futures or foreign options secured amount less the market value of commodity options purchased by customers on or subject to the rules of a contract market or a foreign board of trade, provided, however, the deduction for each customer shall be limited to the amount of customer funds in such customer's account and foreign futures and foreign options secured amounts, or

                 (iv) the Organization's net capital, as defined in the Rule or any successor rule as in effect at the time of such payment, would be less than 120 percentum (or such other percentum as may be made applicable to the Organization at the time of such payment by the Exchange or the SEC) of the minimum dollar amount required by the Rule as in effect at such time (or such other dollar amount as may be made applicable to the Organization at the time of such payment by the Exchange or the SEC), or

                 (v) in the event that the Organization is registered as a futures commission merchant under the CEA and if its net capital, as defined in the CEA or the regulations thereunder as in effect at the time of such payment, would be less than 120 percentum (or such other percentum as may be made applicable to the Organization at the time of such payment by the CFTC) of the minimum dollar amount required by the CEA or the regulations thereunder as in effect at such time (or such other dollar amount as may be made applicable to the Organization at the time of such payment by the CFTC), or

                 (vi) in the event that the Organization is subject to the provisions of paragraph (a)(6)(v) or (a)(7)(iv) or
                          (c)(2)(x)(B)(l) of the Rule, the net capital of the Organization would be less than the amount required to satisfy the 1000% test (or such other percentum test as may be made applicable to the Organization at the time of such payment by the Exchange or the SEC) stated in such applicable paragraph

(the net capital necessary to enable the Organization to avoid such suspension of its obligation to pay the principal amount hereof being hereinafter referred to as the "Applicable Minimum Capital") and during any such suspension the Organization shall, as promptly as consistent with the protection of its customers, reduce its business to a condition whereby the principal amount hereof with accrued interest thereon could be paid (together with (a) the payment of any other obligation of the Organization payable at or prior to the payment hereof and (b) the return of any Secured Demand Note and the Collateral therefor held by the Organization and returnable at or prior to the payment hereof) without the Organization's net capital being below the Applicable Minimum Capital, at which time the Organizations shall repay the principal amount hereof plus accrued interest thereon on not less than 5 days' prior written notice to the Exchange. This loan shall mature on the first day at which under this paragraph the Organization has an obligation to pay the principal amount hereof. If pursuant to the terms hereof the Organization's obligation to pay the principal amount hereof is suspended and does not mature, the Organization and the Lender recognize and agree that the Organization may be summarily suspended by the Exchange. The Organization agrees that, if its obligation to pay the principal amount hereof is ever suspended for a period of six months or more, it will promptly take whatever steps are necessary to effect a rapid and orderly complete liquidation of its business. If payment is made of all or any part of the principal hereof on the Scheduled Maturity Date and if immediately after any such payment the Organization's net capital is less than the Applicable Minimum Capital, the Lender agrees irrevocably (whether or not such Lender had any knowledge or notice of such fact at the time of any such payment) to repay the Organization, its successors or assigns, the sum so paid, to be held by the Organization pursuant to the provisions hereof as if such payment had never been made; provided, however, that any suit for the recovery of any such payment must be commenced within two years of the date of such payment.

         3. SUBORDINATION OF OBLIGATIONS - The Lender irrevocably agrees that the obligations of the Organization under this agreement with respect to the payment of principal and interest are and shall be fully and irrevocably subordinate in right of payment and subject to the prior payment or provision for payment in full of all claims of all other present and future creditors of the Organization whose claims are not similarly subordinated (claims hereunder shall rank pari passu with claims similarly subordinated) and to claims which are now or hereafter expressly stated in the instruments creating such claims to be senior in right of payment to the claims of the class of this claim arising out of any matter occurring prior to the date on which the Organization's obligation to make such payment matures consistent with the provisions hereof in the event of the appointment of a receiver or trustee of the Organization or in the event of its insolvency, liquidation pursuant to the Securities Investor Protection Act of 1970 ("SIPA") or otherwise, its bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshalling of the assets and liabilities of the Organization, the holder hereof shall not be entitled to participate or share, ratably or otherwise, in the distribution of the assets of the Organization until all claims of all other present and future creditors of the Organization, whose claims are senior hereto, have been fully satisfied, or adequate provision has been made therefor.

         4. PERMISSIVE PREPAYMENT - With the prior written permission of the Exchange, and after the loan has been outstanding for at least one year, the Organization may, at its option, pay all or any portion of the principal amount hereof to the Lender prior to the Scheduled Maturity Date (such payment being hereinafter referred to as a "Subordinated Loan Prepayment") No Prepayment shall be made if after giving effect thereto (and to all other payments of principal of outstanding subordination agreements of the Organization, including the return of any Secured Demand Note and the Collateral therefor held by the Organization, the maturity or accelerated maturity of which are scheduled to occur within six months after the date such Prepayment is to occur pursuant to the provisions of this paragraph, or on or prior to the Scheduled Maturity Date for payment of the principal amount hereof disregarding this paragraph, whichever date is earlier) without reference to any projected profit or loss of the Organization,

                 (i) in the event that the Organization is not operating pursuant to the alternative net capital requirement provided for in paragraph (f) of the Rule, the aggregate indebtedness of the Organization would exceed 1000 percentum of its net capital as those terms are defined in the Rule or any successor rule as in effect at the time such Prepayment is to be made (or such other percentum as may be made applicable at such time to the Organization by the Exchange or the SEC), or

                 (ii) in the event that the Organization is operating pursuant to such alternative net capital requirement, the net capital of the Organization would be less than 5 percentum (or such other percentum as may be made applicable to the Organization at the time of such Prepayment by the Exchange or the SEC) of aggregate debit items computed in accordance with Exhibit A to Rule 15c3-3 under the Act or any successor rule as in effect at such time, or

                 (iii) in the event that the Organization is registered as a futures commission merchant under the CEA, the net capital of the Organization (as defined in the CEA or the regulations thereunder as in effect at the time of such Prepayment) would be less than 7 percentum (or such other percentum as may be made applicable to the Organization at the time of such Prepayment by the CFTC) of the funds required to be segregated pursuant to the CEA and the regulations thereunder and the foreign futures or foreign options secured amount less the market value of commodity options purchased by customers on or subject to the rules of a contract market or a foreign board of trade, provided, however, the deduction for each customer shall be limited to the amount of customer funds in such customer's account and foreign futures and foreign options secured amounts, or

                 (iv) the Organization's net capital, as defined in the Rule or any successor rule as in effect at the time of such Prepayment, would be less than 120 percentum (or such other percentum as may be made applicable to the Organization at the time of such Prepayment by the Exchange or the SEC) of the minimum dollar amount required by the Rule as in effect at such time (or such other dollar amount as may be made applicable to the Organization at the Prepayment by the Exchange or the SEC), or

                 (v) in the event that the Organization is registered as a futures commission merchant under the CEA, its net capital, as defined in the CEA or the regulations thereunder as in effect at the time of such Prepayment would be less than 120 percentum (or such other percentum as may be made applicable to the Organization at the time of such Prepayment by the
                          CFTC) of the minimum dollar amount required by the CEA or the regulations thereunder as in effect at such time or such other dollar amount as may be made applicable to the Organization at the time of such Prepayment by the CFTC, or

                 (vi) in the event that the Organization is subject to the provisions of paragraph (a)(6)(v) or (a)(7)(iv) or
                          (c)(2)(x)(B)(l) of the Rule, the net capital of the Organization would be less than the amount required to satisfy the 1000% test (or such other percentum test as may be made applicable to the Organization at the time of such Prepayment by the Exchange or the
                          SEC) stated in such applicable paragraph, or

If Prepayment is made of all or any part of the principal hereof prior to the Scheduled Maturity Date and if the Organization's net capital is less than the amount required to permit such Prepayment pursuant to the foregoing provisions of this paragraph, the Lender agrees irrevocably (whether or not such Lender had any knowledge or notice of such fact at the time of such Prepayment) to repay the Organization, its successors or assigns, the sum so paid to be held by the Organization pursuant to the provisions hereof as if such Prepayment had never been made; provided, however, that any suit for the recovery of any such Prepayment must be commenced within two years of the date of such Prepayment

With the prior written permission of the Exchange, the Organization may, at its option, pay all or any portion of the principal amount hereof to the Lender prior to the Scheduled Maturity Date (such payment being hereinafter referred to as a "Prepayment"). No Prepayment shall be made if after giving effect thereto without reference to any projected profit or loss of the Organization,

                 (i) in the event that the Organization is not operating pursuant to the alternative net capital requirement provided for in paragraph (f) of the Rule, the aggregate indebtedness of the Organization would exceed 900 percentum of its net capital as those terms are defined in the Rule or any successor rule as in effect at the time such Prepayment is to be made (or such other percentum as may be made applicable at such time to the Organization by the Exchange or the SEC), or

                 (ii) in the event that the Organization is operating pursuant to such alternative net capital requirement, the net capital of the Organization would be less than 6 percentum (or such other percentum as may be made applicable to the Organization at the time of such Prepayment by the Exchange or the SEC) of aggregate debit items computed in accordance with Exhibit A to Rule 15c3-3 under the Act or any successor rule as in effect at such time, or

                 (iii) in the event that the Organization is registered as a futures commission merchant under the CEA, the net capital of the Organization (as defined in the CEA or the regulations thereunder as in effect at the time of such Prepayment) would be less than 10 percentum (or such other percentum as may be made applicable to the Organization at the time of such Prepayment by the CFTC) of the funds required to be segregated pursuant to the CEA and the regulations thereunder and the foreign futures or foreign options secured amount less the market value of commodity options purchased by customers on or subject to the rules of a contract market or a foreign board of trade, provided, however, the deduction for each customer shall be limited to the amount of customer funds in such customer's account and foreign futures and foreign options secured amounts, or

                 (iv) the Organization's net capital, as defined in the Rule or any successor rule as in effect at the time of such Prepayment, would be less than 200 percentum (or such other percentum as may be made applicable to the Organization at the time of such Prepayment by the Exchange or the SEC) of the minimum dollar amount required by the Rule as in effect at such time (or such other dollar amount as may be made applicable to the Organization at the time of such Prepayment by the Exchange or the SEC), or

                 (v) in the event that the Organization is registered as a futures commission merchant under the CEA, its net capital, as defined in the CEA or the regulations thereunder as in effect at the time of such Prepayment would be less than 200 percentum (or such other percentum as may be made applicable to the Organization at the time of such Prepayment by the
                          CFTC) of the minimum dollar amount required by the CEA or the regulations thereunder as in effect at such time or such other dollar amount as may be made applicable to the Organization at the time of such Prepayment by the CFTC, or

                 (vi) in the event that the Organization is subject to the provisions of paragraph (a)(6)(v) or (a)(7)(iv) or
                          (c)(2)(X)(B)(l) of the Rule, the net capital of the Organization would be less than the amount required to satisfy the 1000% test (or such other percentum test as may be made applicable to the Organization at the time of such Prepayment by the Exchange or the
                          SEC) stated in such applicable paragraph, or

                 (vii) in the event that the Organization has incurred pre-tax losses during the latest three-month period greater than 15% of current excess net capital

If Prepayment is made of all or any part of the principal hereof prior to the Scheduled Maturity Date and if the Organization's net capital is less than the amount required to permit such Prepayment pursuant to the foregoing provisions of this paragraph, the Lender agrees irrevocably (whether or not such Lender had any knowledge or notice of such fact at the time of such Prepayment) to repay the Organization, its successors or assigns, the sum so paid to be held by the Organization pursuant to the provisions hereof as if such Prepayment had never been made; provided, however, that any suit for the recovery of any such Prepayment must be commenced within two years of the date of such Prepayment

         5. "SET-OFF" PROVISION - The Lender agrees that it is not taking and will not take or assert as security for the payment of the note any security interest in or lien upon, whether created by contract, statute or otherwise, any property of the Organization or any property in which the Organization may have an interest, which is or at any time may be in the possession or subject to the control of the Lender. The Lender hereby waives, and further agrees that it will not seek to obtain payment of the note in whole or in any part by exercising any right of set-off it may assert or possess whether created by contract, statute or otherwise.

         6. ACCELERATION IN THE EVENT OF INSOLVENCY - The Organization's obligation to pay the unpaid principal amount hereof shall forthwith mature, together with interest accrued thereon, in the event of any receivership insolvency, liquidation pursuant to SIPA or otherwise, bankruptcy, assignment for the benefit of creditors, reorganization whether or not pursuant to bankruptcy laws, or any other marshalling of the assets and liabilities of the Organization; but payment of the same shall remain subordinate as hereinabove set forth.

         7. EFFECT OF DEFAULT - Default in any payment hereunder, including the payment of interest, shall not accelerate the maturity hereof except as herein specifically provided, and the obligation to make payment shall remain subordinated as hereinabove set forth.

         8. NON-LIABILITY OF EXCHANGE - The Lender irrevocably agrees that the loan evidenced hereby is not being made in reliance upon the standing of the Organization as a member organization of the Exchange or upon the Exchange's surveillance of the Organization's financial position or its Compliance with the Constitution, Rules and practices of the Exchange. The Lender has made such investigation of the Organization and its partners, officers, directors and stockholders as the Lender deems necessary and appropriate under the circumstances. The Lender is not relying upon the Exchange to provide any information concerning or relating to the Organization and agrees that the Exchange has no responsibility to disclose to the Lender any information concerning or relating to the Organization which it may now, or at any future time, have. The Lender agrees that neither the Exchange, its Special Trust Fund, nor any director, officer, trustee or employee of the Exchange or said Trust Fund shall be liable to the Lender with respect to the loan evidenced hereby or the repayment thereof or of any interest thereon.

         9. STATUS OF PROCEEDS - The proceeds of the loan evidenced hereby shall be dealt with in all respects as capital of the Organization, shall be subject to the risks of its business, and may be deposited in an account or accounts in the Organization's name in any bank or trust company.

         10. FUTURES COMMISSION MERCHANTS - If the Organization is a futures commission merchant, as that term is defined in the CEA, the Organization agrees, consistent with the requirements of Section 1 17(h) of the regulations of the CFTC (17 CFR 1 17(h)), that,

                 (a) whenever prior written notice by the Organization to the Exchange is required pursuant to the provisions of this agreement, the same prior written notice shall be given by the Organization to (i) the CFTC at its principal office in Washington, D.C., Attention Chief Accountant of Division of Trading and Markets, and/or (ii) the commodity exchange of which the Organization is a member and which is then designated by the CFTC as the Organization's designated self-regulatory organization (the "DSRO"), and

                 (b) whenever prior written consent, permission or approval of the Exchange is required pursuant to the provisions of this agreement, the Organization shall also obtain the prior written consent, permission or approval of the CFTC and/or of the DSRO, and

                 (c) whenever the Organization receives written notice of acceleration of maturity pursuant to the provisions of this agreement, the Organization shall promptly give written notice thereof to the CFTC at the address above stated and/or to the DSRO.

         11. DEFINITION OF ORGANIZATION - The term "Organization" as used in this agreement shall include the Organization, its heirs, executors, administrators, successors and assigns.

         12. EFFECT OF EXCHANGE MEMBERSHIP TERMINATION - Upon termination of the Organization as a member organization of the Exchange, the references herein to the Exchange shall be deemed to refer to the Examining Authority.
The term "Examining Authority" shall refer to the regulatory body having responsibility for inspecting or examining the Organization for compliance with financial responsibility requirements under Section 9(c) of SIPA and Section 17(d) of the Act.

         13. UPON WHOM BINDING - The provisions of this agreement shall be binding upon the Lender, his or its heirs, executors, administrators, successors and assigns and upon the Organization.

         14. ARBITRATION - Any controversy arising out of or relating to this agreement shall be submitted to and settled by arbitration pursuant to the Constitution and Rules of the Exchange. The Organization and the Lender shall be conclusively bound by such arbitration.

         15. EFFECTIVE DATE - This agreement shall be effective from the date on which it is approved by the Exchange and shall not be modified or amended without prior written approval of the Exchange.

         16. ENTIRE AGREEMENT - This instrument embodies the entire agreement between the Organization and the Lender and no other evidence of such agreement has been or will be executed without the prior written consent of the Exchange.

         17. GOVERNING LAW - This agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of New York in all respects.

         18. CANCELLATION - This agreement shall not be subject to cancellation by either party.

        IN WITNESS WHEREOF the parties hereto have set their hands and seals this 29th day of September, 1988.


                                          Charles Schwab & Co., Inc.
                                          -----------------------------------
                                          (Name of Organization)



                                          By /s/ A. John Gambs
                                             --------------------------------
                                          A. John Gambs
                                          Executive Vice President -
                                          Finance and Chief Financial Officer



                                          The Charles Schwab Corporation
                                          -----------------------------------
                                          (Lender)



                                          By /s/ Lawrence J. Stupski
                                             --------------------------------
                                          Lawrence J. Stupski
                                          President

                                 REVOLVING NOTE

                                                       Date:  September 29, 1988

$100,000,000.00

        For value received, the undersigned Charles Schwab & Co., Inc. ("Organization") hereby promises to pay to the order of The Charles Schwab Corporation ("Lender") the principal amount of each advance made by the Lender to the Organization under the terms of a Revolving Subordinated Loan Agreement between the Organization and the Lender, dated as of September 29, 1988 (the "Agreement"), as shown in the schedule attached hereto and any continuation thereof, on the last day of the Interest Period (as defined in the Agreement) for such advance. The undersigned also promises to pay interest on the unpaid principal amount of each advance from the date of such advance until such principal amount is paid, at the rates per annum, and payable at such times, as are specified in the Agreement. This Note shall be subject to the Agreement, and all principal and interest payable hereunder shall be due and payable in accordance with the terms of the Agreement. Terms defined in the Agreement are used herein with the same meanings.

         The maturity date of this revolving note shall be September 29, 1991. The maturity date shall in each year, without further action by either the Lender or the Organization, be extended to September 29 of the following year, unless on or before the day eight months preceding the maturity date, the Lender shall notify the Organization in writing with a written copy to the New York Stock Exchange, Inc., that such maturity date shall not be extended.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its officers or employees thereunto duly authorized and directed by appropriate corporate authority

                                          Charles Schwab & Co., Inc.



                                          By /s/ A. John Gambs
                                             --------------------------------
                                          A. John Gambs
                                          Executive Vice President - Finance and
                                          Chief Financial Officer

                                    SCHEDULE

                     Advances Referred to in the Foregoing
                 Revolving Note and Payments on Account of the
                     Principal Thereof and Interest Thereon


                                                                                   AMOUNT      DATE OF      AMOUNT OF
DATE OF      AMOUNT    APPLICABLE     MATURITY OF     INTEREST      DATE OF      REPAID OR    PAYMENT OF    INTEREST     NOTATION
ADVANCE     ADVANCED      RATE          ADVANCE         RATE       PREPAYMENT     PREPAID      INTEREST       PAID        MADE BY
- ---------------------------------------------------------------------------------------------------------------------------------





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